EXHIBIT 21.1
WEATHERFORD INTERNATIONAL LTD.
LIST OF SUBSIDIARIES AND AFFILIATES

NAME	JURISDICTION
315613 Alberta Ltd.	Alberta
708621 Alberta Ltd.	Alberta
721260 Alberta Ltd.	Alberta
A-1 Bit & Tool Co., B.V.	Netherlands
Advanced Syngas Technologies	Alberta
Advantage R&D, Inc.	Delaware
Aim Oil Tools, Inc.	Texas
Air Drilling Services de Venezuela, C.A.	Venezuela
Algerian Oilfield Services S.p.A.	Algeria
Alpine Oil Services (Cyprus) Ltd.	Cyprus
Alpine Oil Services Inc.	North Dakota
Alpine Oil Services International Ltd.	Barbados
Ampscot Overseas Petroleum Equipment Co., LLC	Oman
AO Kompaniya Geofizicheskiye Issledovaniya Skvazhin	Kazakhstan
Applied Petroleum Technology A.S.	Norway
Applied Petroleum Technology (UK) Ltd.	U.K.
Aquatic Company	Russia
Aquatronic Limited	U.K.
Artex Bolivia S.A.	Bolivia
Artex de Venezuela C.A.	Venezuela
Artex S.A.	Argentina
Astec Developments Limited	U.K.
Auslog Pty.Ltd.	Australia
Australian Logging Services, Ltd.	Australia
Australian Technical Solutions Pty, Ltd.	Australia
B. D. Kendle Engineering Limited	U.K.
Bakke Oil Tools AS	Norway
Bakke Technology AS	Norway
BBL Aust. Pty Ltd	Australia
BBL Downhole Tools Limited	U.K.
BFG Investments Ltd.	British Virgin Islands
Brit Bit Limited	U.K.

NAME	JURISDICTION
Calumet Petroleum Services, S.A.	Venezuela
Cardium International Limited	Hong Kong
Cardium Investments (Barbados) Limited	Barbados
Cardium Tool International Limited	Barbados
Case Services, Inc.	Texas
Clearwater International, L.L.C.	Delaware
Colombia Petroleum Services Corp.	Delaware
Columbia Oilfield Supply, Inc.	Delaware
Communication Rentals Limited	U.K.
Compania Construction Perforadora y de Estudios GEOS, S.A. de C.V.	Mexico
Contra-Shear Separation Technologies Limited	New Zealand
CRC-Evans Automatic Welding, Inc.	Texas
CRC-Evans Holland B.V.	Netherlands
CRC-Evans Pipeline International (UK) Limited	U.K.
CRC-Evans Services Limited	U.K.
CTC-Empresa Tecnina e Comercial de Equipamentos Ltda.	Brazil
Dailey de Venezuela, S.A.	Venezuela
Dailey IDS Limited	U.K.
Dailey International Sales Corporation	Delaware
Daquing Computalog Rainbow Geotechnical Development Corp. Ltd.	China
Desert Asset Holdings, Inc.	British Virgin Islands
Desert Rig Operations, Inc.	Cayman Islands
Design Engineering Limited	U.K.
Directional Wireline Engineering Services (Nigeria) Limited	Nigeria
Dongying Shengli-Highland Company Ltd.	China
Downhole Technology Limited	U.K.
Drilling Research & Development Corporation	Texas
DSK, Inc.	Colorado
e2 Tech Limited	U.K.
Edinburgh Petroleum Equipment Limited	U.K.
Edinburgh Petroleum Services Americas Incorporated	Texas
Edinburgh Petroleum Services de Mexico S.A. de C.V.	Mexico
Edinburgh Petroleum Services de Venezuela, C.A.	Venezuela
Edinburgh Petroleum Services Limited	U.K.
EMI-ElettroMagnetica Ispezioni Italia S.r.l.	Italy
Emirates Link Reslab (El Reslab LLC) Limited Liability Company	U.A.E.
Energy Ventures (Cyprus) Ltd.	Cyprus
Energy Ventures Far East Limited	Hong Kong
Enterra (U.K.) Limited	U.K.
Enterra International Limited	U.K.
Enterra Oilfield Rentals Limited	Hong Kong
Enterra Patco Oilfield Products, Inc.	Texas
Enterra Rental and Fishing Company	Delaware

NAME	JURISDICTION
eProduction Solutions U.K. Ltd.	U.K.
eProduction Solutions, Inc.	Texas
EPS Resources S.A. de C.V.	Mexico
European Material Inspection (EMI) B.V.	Netherlands
EVI (Barbados), SRL	Barbados
EVI de Venezuela, S.A.	Venezuela
EVI Weatherford, Inc.	Delaware
Expio Limited	U.K.
Fishing Services Limited	U.K.
Fleet Cementers, Inc.	Texas
Gabas Omni Petroleum Services Ltd.	Saudi Arabia
Gem-Trim, L.L.C.	Louisiana
General Pipe Service Bolivia S.R.L.	Bolivia
Global Air Drilling Services Ltd.	Alberta
Helix Equipment Leasing Limited	British Virgin Islands
High Pressure Integrity, Inc.	Louisiana
Houston Well Screen Asia Pte. Ltd.	Singapore
Houston Well Screen Company	Texas
Huellas Oilfield Equipment & Services, Inc.	Delaware
Hunter Road I GP, LLC	Texas
Hunter Road I, LP	Texas
Hunter Road II GP, LLC	Texas
Hunter Road II, LP	Texas
Hunter Road Medical Plaza, L.P.	Texas
Hunter Road Medical Plaza Management, L.L.C.	Texas
Hycal Energy Research Laboratories Ltd.	Alberta
ICR Poliuretanos y Gomas S.A.	Chile
Independent Integrated Services Limited	U.K.
International Nitrogen Services LLC	Delaware
International Petroleum Equipment Limited	U.K.
International Petroleum Equipment Norge A/S	Norway
International Petroleum Services, Inc.	Delaware
J.D. Investments Bonaire N.V.	Netherlands Antilles
Johnson Filtration Systems SAS	France
Johnson Screens (Australia) Pty Ltd	Australia
Johnson Screens (India) Limited	India
Johnson Screens Japan Limited	Japan
Johnson Screens Ltda.	Brazil
Johnson Screens, Inc.	Delaware
Keltic Oil Tools Limited	U.K.
Kenting Drilling APS	Denmark
Key International Drilling Company Limited	Bermuda
Kobe International Ltd.	Bahamas

NAME	JURISDICTION
Kopp International Pipeline Services and Partners L.L.C.	Oman
Land Drilling Asset Holdings, Inc.	British Virgin Islands
Linkbird Limited	Cyprus
McAllister Petroleum Services (Cyprus) Limited	Cyprus
McMurry-Macco (UK) Limited	U.K.
Mid-Europe Supply Limited	U.K.
Morrison McLean Associates Limited	U.K.
Multi Operational Service Tankers Inc. (Panama)	Panama
Offshore Rentals Deutschland GmbH	Germany
Offshore Rentals Limited	U.K.
Oil Field Rental Holdings Limited	U.K.
Oilfield Machine Shop and Inspection Services Company	Algeria
OilPatch Enterprises Internacional, S.A. de C.V.	Mexico
Oilwell Production Services Limited	U.K.
Olanderano Commercial, Servicing and Liquidity Management Limited Liability Company	Hungary
Omni Laboratories de Venezuela, C.A.	Venezuela
Omni Laboratories do Brasil Limitada	Brazil
Omni Laboratories of Canada, Inc.	Nova Scotia
Omni Laboratories of Trinidad Limited	Trinidad and Tobago
Omni Laboratories, Inc.	Texas
OOO Techinformservice	Russia
Orwell Group De Venezuela C.A.	Venezuela
Orwell Group Limited	U.K.
P.D. Drilling Holdings Inc.	Barbados
P.D. Technical Services Inc.	Barbados
PD Chicontepec, S. de R.L. de C.V.	Mexico
PD Global Employment Corporation	Alberta
PD Holdings (USA) L.P.	Delaware
PD Holdings Mexicana S. de R.L. de C.V.	Mexico
PD International Leasing Inc.	Barbados
PD International Services Inc.	Alberta
PD International, LLC	Texas
PD Mexicana, S. de R.L. de C.V.	Mexico
PD Oilfield Services Mexicana, S. de R.L. de C.V.	Mexico
PD Technical Services Mexicana, S. de R.L. de C.V.	Mexico
Petco Fishing & Rental Tools (UK) Limited	U.K.
Petroline Wellsystems Limited	U.K.
Pipetest Service Sp.Zo.o.	Poland
Polar Completions (U.S.) Inc.	Delaware
Powell Engineering Company Limited	U.K.
Powerflo Rentals (Dubai) LLC	U.A.E.
Powerflo Rentals Limited	U.K.
Powerflo Rentals Norge A/S	Norway

NAME	JURISDICTION
Powerflo Systems Limited	U.K.
PowerGEN Rentals Limited	U.K.
Precision do Brasil Servicos de Energia Ltda.	Brazil
Precision Drilling (Cyprus) Limited	Cyprus
Precision Drilling (Egypt) LLC	Egypt
Precision Drilling de Venezuela Caracas, C.A.	Venezuela
Precision Drilling de Venezuela, C.A.	Venezuela
Precision Drilling GP, Inc.	Delaware
Precision Drilling Holdings, Inc.	Delaware
Precision Drilling International (Australia) Pty. Ltd.	Australia
Precision Drilling International B.V.	Netherlands
Precision Drilling LP, Inc.	Delaware
Precision Drilling Services (Australia) Pty. Ltd.	Australia
Precision Drilling Services (Malaysia) Sdn. Bhd.	Malaysia
Precision Drilling Services (Netherlands) B.V.	Netherlands
Precision Drilling Services (Oman) & Co. LLC	Oman
Precision Drilling Services (Thailand) Ltd.	Thailand
Precision Drilling Services (UK) Ltd.	U.K.
Precision Drilling Services Algeria EURL	Algeria
Precision Drilling Services Argentina S.A.	Argentina
Precision Drilling Services M.E. W.L.L.	United Arab Emirates
Precision Drilling Services Saudi Arabia Ltd.	Saudi Arabia
Precision Drilling Technology Services Group (USA) Inc.	Delaware
Precision Energy International Ltd.	Alberta
Precision Energy Services (Australia) Pty. Limited	Australia
Precision Energy Services (Barbados) Ltd.	Barbados
Precision Energy Services (BVI) Ltd.	British Virgin Islands
Precision Energy Services (Cyprus) Limited	Cyprus
Precision Energy Services (New Zealand) Limited	New Zealand
Precision Energy Services (Singapore) Pte. Ltd.	Singapore
Precision Energy Services CIS	Russia
Precision Energy Services Colombia Ltd.	Alberta
Precision Energy Services Saudi Arabia Ltd.	Saudi Arabia
Precision Energy Services ULC	Alberta
Precision Energy Services, Inc.	Delaware
Precision Holdings (UK) Limited	U.K.
Precision Middle East Holding Ltd.	British Virgin Islands
Precision Oilfield Services, LLP	Texas
Precision Pacific Holding (BVI) Ltd.	British Virgin Islands
Precision USA Holdings, Inc.	Delaware
Premiere Business Solutions Limited	Seychelles
Project Management Services, S. de R.L. de C.V.	Mexico
PT Hawes Utama Indonesia	Indonesia

NAME	JURISDICTION
PT Precision Energy Services (Indonesia)	Indonesia
PT Weatherford Indonesia	Indonesia
PT. Wira Insani	Indonesia
Pump Rentals (International) Limited	U.K.
Pyrosul International Inc.	Alberta
Quality Commissioning Limited	U.K.
Quality Machining Services Limited	U.K.
R.S.T. Projects Limited	U.K.
Reeves Oilfield Services Ltd.	U.K.
Reeves Wireline Investments Limited	U.K.
Reeves Wireline Services Limited	U.K.
Reeves Wireline Services Limited u. Co. GmbH	Germany
Reeves Wireline Technologies Limited	U.K.
ResLab Integration AS	Norway
ResLab Malata Ltd.	Malta
ResLab North Africa Ltd.	Malta
ResLab Reservoir Laboratories A.S.	Norway
ResLab Reservoir Laboratories & Company LLC	Oman
ResLab Trinidad & Tobago S.A. de C.V.	Trinidad
ResLab UK Ltd.	United Kingdom
Richdear Holdings Limited	Cyprus
Rig Transport International (BVI) Ltd.	British Virgin Islands
Screenex Manufacturing (Proprietary) Limited	South Africa
Servicios Petroleros Equipat S.A.	Argentina
SETAC S.A.	Chile
Seven Energy (Belgium) BVBA	Belgium
Seven Energy (Hong Kong) Limited	Hong Kong
Seven Energy LLC	Delaware
Sicom AS	Norway
Signa Engineering Corp.	Texas
Smart Stabilizer Systems Limited	U.K.
Solintec Services de Petroleo Ltda.	Brazil
Specialty Testing & Consulting Ltd.	Alberta
Stealth Oil & Gas, Inc.	Delaware
Subsurface Technology AS	Norway
Sunbreeze Limited	Cyprus
Sunita Hydrocolloids Private Ltd.	India
Talleres de Precision del Chubut S.A.	Argentina
Tank Rentals Limited	U.K.
Tech Line Oil Tools Inc.	Delaware
Techcorp Industries International, Inc.	Barbados
Teco Maskinering AS	Norway
“Teress Properties” Limited Liability Company	Azerbaijan

NAME	JURISDICTION
TUBAFOR MAROC S.A.R.L.	Morocco
TubeFuse Applications LLC	Delaware
TubeFuse Technologies Limited	U.K.
United Precision Drilling Company	Kuwait
Valkyrie Commissioning Services, Inc.	Texas
Valkyrie de Mexico S. de R.L. de C.V.	Mexico
Valkyrie Services S. de R.L. de C.V.	Mexico
Van der Horst U.S.A., Inc.	Delaware
Visean Information Services Inc.	Texas
Visean Information Services Pty Ltd	Australia
Warrior Well Services, Inc.	Illinois
Weatherford (B) Sdn. Bhd.	Brunei
Weatherford (Cyprus) Limited	Cyprus
Weatherford (G.B.) LLP	U.K.
Weatherford (Malaysia) Sdn. Bhd.	Malaysia
Weatherford (Novia Scotia) ULC	Novia Scotia
Weatherford (Saudi Arabia) Ltd.	Saudi Arabia
Weatherford (Sichuan) Petrochemical Equipment Co. Ltd.	China
Weatherford Aarbakke AS	Norway
Weatherford Abu Dhabi, Ltd.	Cayman Islands
Weatherford Al-Rushaid Co. Ltd.	Saudi Arabia
Weatherford Angola, Limitada	Angola
Weatherford Angola Services (BVI) Ltd.	British Virgin Islands
Weatherford Angola Wellscreen Applications Ltd.	British Virgin Islands
Weatherford Artificial Lift Systems Canada Ltd.	Alberta
Weatherford Artificial Lift Systems, Inc.	Delaware
Weatherford Asia Pacific Pte. Ltd.	Singapore
Weatherford Australia Holding Pty. Limited	Australia
Weatherford Australia Pty. Ltd.	Australia
Weatherford Bermuda Holdings Ltd.	Bermuda
Weatherford Bin Hamoodah — L.L.C.	Abu Dhabi
Weatherford Canada Ltd.	Alberta
Weatherford Canada Partnership	Alberta
Weatherford Chisholm Trail Holding, LLC	Texas
Weatherford Colombia Ltd.	British Virgin Islands
Weatherford Completion Systems (UK) Limited	U.K.
Weatherford Completion Systems de Venezuela, S.A.	Venezuela
Weatherford de Mexico S.A. de C.V.	Mexico
Weatherford del Peru S.R.L.	Peru
Weatherford Deutsche Holding (Canada) ULC	Alberta
Weatherford DIS Manufacturing (UK) Limited	U.K.
Weatherford Drilling International (Australia) Pty. Ltd.	Australia
Weatherford Drilling International (BVI) Ltd.	British Virgin Islands

NAME	JURISDICTION
Weatherford Drilling and Production Services (India) Private Limited	India
Weatherford East Europe Service GmbH	Germany
Weatherford Ecuador S.A.	Ecuador
Weatherford Energy Services Hungary Limited Liability Company	Hungary
Weatherford Energy Services Gmbh	Germany
Weatherford Equipment (Cyprus) Limited	Cyprus
Weatherford Eurasia B.V.	Netherlands
Weatherford Eurasia Limited	U.K.
Weatherford Financing (Cyprus) Limited	Cyprus
Weatherford Financing (Luxembourg) S.a.r.l.	Luxembourg
Weatherford France SAS	France
Weatherford Global Products Limited	Cyprus
Weatherford Holding (Gibraltar) Limited	Gibraltar
Weatherford Holding (Ireland) Company	Ireland
Weatherford Holding (Luxembourg) S.a.r.l.	Luxembourg
Weatherford Holding B.V.	Netherlands
Weatherford Holding GmbH	Germany
Weatherford Holding Middle East Ltd.	British Virgin Islands
Weatherford Holdings (BVI) Ltd.	British Virgin Islands
Weatherford Holdings (Cyprus) Limited	Cyprus
Weatherford Holdings (Singapore) Pte. Ltd.	Singapore
Weatherford Holdings U.K. Ltd.	U.K.
Weatherford Hong Kong Holdings Limited	Hong Kong
Weatherford IDS USA, Inc .	Delaware
Weatherford Industria e Comercio Ltda.	Brazil
Weatherford International de Argentina S.A.	Argentina
Weatherford International del Peru S.A.	Peru
Weatherford International Eastern Europe SRL	Romania
Weatherford International, Inc.	Delaware
Weatherford Investment (Gibraltar) Limited	Gibraltar
Weatherford Investment (Luxembourg) S.a.r.l.	Luxembourg
Weatherford Investments Holding B.V.	Netherlands
Weatherford Kazakhstan Limited Liability Partnership	Kazakhstan
Weatherford Kopp GmbH	Germany
Weatherford KSP Company Limited	Thailand
Weatherford Latin America, Inc.	Panama
Weatherford Latin America, S.A.	Venezuela
Weatherford Limited Partner, L.L.C.	Delaware
Weatherford Liquidity Management Hungary Limited Liability Company	Hungary
Weatherford LLC	Russia
Weatherford Luxembourg S.a.r.l.	Luxembourg
Weatherford Management, Inc.	Delaware
Weatherford Mauritius Holdings Ltd.	Mauritius

NAME	JURISDICTION
Weatherford Mediterranea S.p.A.	Italy
Weatherford ME Holdings Ltd.	British Virgin Islands
Weatherford New Zealand Limited	New Zealand
Weatherford Nigeria Limited	Nigeria
Weatherford Norge A/S	Norway
Weatherford North Atlantic Limited	Gibraltar
Weatherford O.R. Limited	U.K.
Weatherford Oil Tool GesmbH	Austria
Weatherford Oil Tool GmbH	Germany
Weatherford Oil Tool Middle East Limited	British Virgin Islands
Weatherford Oil Tool Nederland B.V.	Netherlands
Weatherford Oilfield Equipment (Shanghai) Co., Ltd.	China
Weatherford Oilfield Equipment (Tianjin) Limited	China
Weatherford Overseas Products, Ltd.	Cayman Islands
Weatherford Overseas Services, Ltd.	Cayman Islands
Weatherford Pipeline Services Espana, S.L.	Spain
Weatherford Product & Leasing (BVI) Limited	British Virgin Islands
Weatherford Services, Ltd.	Bermuda
Weatherford Services, S.A.	Panama
Weatherford Solutions Sdn. Bhd.	Malaysia
Weatherford South America, Inc.	Panama
Weatherford Syngas Investments Ltd.	Alberta
Weatherford Technical Services Limited	British Virgin Islands
Weatherford Trinidad Limited	Trinidad
Weatherford Tubefuse B.V.	Netherlands
Weatherford U.K. Limited	U.K.
Weatherford U.S. Holdings, L.L.C.	Delaware
Weatherford U.S. Investment, LLC	Delaware
Weatherford U.S., L.P.	Louisiana
Weatherford Unidades de Bombeio Ltda.	Brazil
Weatherford Well Screen Ireland Limited	Ireland
Weatherford/Lamb, Inc.	Delaware
WellCat Services International, LLC	Texas
Wellserv Limited	U.K.
WESP	Algeria
West Coast International Oilfield Rentals, B.V.	Netherlands
WEUS Holding, Inc.	Delaware
WFT Technologies, LLC	Russia
WI Products & Equipment, Inc.	Cayman Islands
WII Rental Company	Delaware
WUS Holding, L.L.C.	Delaware
ZAO Aquatic-Samara	Russia

NAME	JURISDICTION
ZAO Neftegazkomplectservice	Russia
Zibo Hongyang Weatherford Oilfield Equipment Co. Ltd.	China
Zimec Ltda.	Brazil
Zonebrook Limited	Cyprus
Zonecrest Limited	Cyprus
Zuidzuidoost Investments B.V.	Netherlands